                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           January 14, 2005
                                                 ------------------------------


                               Health Grades, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-22019                  62-1623449
----------------------------       ----------------         -------------------
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)             Identification No.)

   44 Union Boulevard, Suite 600
         Lakewood, Colorado                                         80228
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code            (303) 716-0041
                                                         ----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 14, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Health Grades, Inc. ("HealthGrades") approved 2004 bonus payments to certain of HealthGrades' executive officers. These bonus payments were made pursuant to an incentive compensation plan adopted by the Committee in 2004. 50% of the target bonus was based upon the achievement of a revenue goal and the other 50% of the target bonus was based on the achievement of a net income goal. Because both goals were achieved, the target bonus paid to each of HealthGrades most highly compensated officers who participated in the plan was as follows:

Name and Principal Position                                            2004 Bonus(1)
---------------------------                                            -------------
Kerry R. Hicks, President, Chief Executive Officer, and
  Chairman of the Board                                                $ 119,277
David G. Hicks, Executive Vice President - Information Technology      $  59,829
Sarah Loughran, Executive Vice President - Provider Sales              $  58,150
Peter Fatianow, Senior Vice President - Corporate Services             $  48,150
Allen Dodge, Senior Vice President - Finance/Chief Financial Officer   $  45,000

(1) These payments are in addition to the bonuses paid in July 2004 which were as follows: Kerry R. Hicks - $45,329; David G. Hicks - $22,958; Sarah Loughran - $20,038 and Allen Dodge - $19,250.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTH GRADES, INC.
                                        (Registrant)

                                        By:  ALLEN DODGE
                                             ------------------------------
                                             Allen Dodge
                                             Senior Vice President -Finance
                                             and Chief Financial Officer



Dated:  February 15, 2005